SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2002



                          FIRST SECURITY BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Kentucky                       333-33350                 61-1364206
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)

 318 East Main Street, Lexington, Kentucky                          40507
 (Address of Principal Executive Offices)                         (Zip Code)

 Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
--------------------------------                  ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On April 25, 2002, the Registrant issued a press release announcing its earnings for first quarter of 2002 . A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K/A and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

          The exhibit listed on the Exhibit Index of this Form 8-K is filed as a part of this Report.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY BANCORP, INC.




Date: April 25, 2002                    /s/ John S. Shropshire
                                           ----------------------
                                               John S. Shropshire
                                               President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)

Date: April 25, 2002                      /s/ Ben A. New
                                           ------------------------
                                               Ben A. New
                                               Vice-President; Controller
                                               (Principal Financial and
                                               Accounting Officer)

                                    EXHIBITS

99(a)         Registrant's April 25, 2002 Press Release regarding earnings for first quarter of 2002.

                                                                  EXHIBIT 99(a)

April 25, 2002

NEWS RELEASE to Lexington Herald-Leader
By John S. Shropshire, Chairman, President & CEO


"FIRST SECURITY BANCORP ANNOUNCES EARNINGS INCREASE"

First Security Bancorp, Inc., the parent of First Security Bank of Lexington, announced its financial results for the first quarter ended March 31, 2002.

Net income for the three months ended March 31, 2002 was $160,000, or $0.11 per share (on a fully diluted basis), compared to $120,000, or $0.08 per share, for the quarter ended December 31, 2001.

Total assets were $216.0 million, a 6.9% increase from $202.3 million at December 31, 2001 and up 42.2% from $151.9 million a year ago. Deposits increased by 9.3% from $168.7 million at December 31, 2001, to $184.4 million at March 31, 2002, and grew 39.5% from $132.2 million a year ago. Net loans increased from $150.9 million at December 31, 2001 to $154.2 million at March 31, 2002, an increase of 2.2%, and were up $40.7 million, or 35.9%, from $113.5 million in net loans at March 31, 2001.

The Annual Meeting for First Security will take place on May 21, 2002 at 10:00 AM in the Lexington Public Library Theater, 140 East Main Street.